                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


               For Registration of Certain Classes of Securities
                    pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934




                                Microtune, Inc.
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            (Exact Name of Registrant as specified in its charter)

Delaware                                                              75-2883117
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(State of Incorporation or organization)                 (IRS Employer I.D. No.)

              2540 E. Plano Parkway, Ste. 188, Plano, TX   75074
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                   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:
                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:
                        Common Stock, $0.001  par value
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-36340
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

               Incorporated by reference to page 71 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on May 5, 2000, and as amended to date (the "S-1 Registration Statement").

Item 2.   Exhibits
          --------

               The following exhibits are filed as a part of this registration statement:

     1.1/(1)/  Specimen certificate for Registrant's Common Stock;

     2.1/(2)/  Certificate of Incorporation, as currently in effect;

     2.2/(3)/ Form of Amended and Restated Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement (Reg. No. 333-36340).

     2.3/(4)/  Bylaws, as currently in effect

     2.4/(5)/ Amended and Restated Bylaws to be filed after the closing of the offering made under the S-1 Registration Statement (Reg. No. 333-36340)
__________________
/(1)/  Incorporated by reference to Exhibit 4.1 to the S-1 Registration
       Statement.

/(2)/  Incorporated by reference to Exhibit 3.1 to the S-1 Registration
       Statement.

/(3)/  Incorporated by reference to Exhibit 3.2 to the S-1 Registration
       Statement.

/(4)/  Incorporated by reference to Exhibit 3.3 to the S-1 Registration
       Statement.

/(5)/  Incorporated by reference to Exhibit 3.4 to the S-1 Registration
       Statement.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 14, 2000

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                                   Microtune, Inc.


                                   By:  /S/ DOUGLAS J. BARTEK
                                       -----------------------------------
                                          Douglas J. Bartek, Chief Executive
                                          Officer

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
                                                Index to Exhibits
                                                -----------------

1.1  Specimen Certificate of Registrant's Common Stock...................................  Incorporated
                                                                                           by Reference

2.1  Certificate of Incorporation........................................................  Incorporated
                                                                                           by Reference

2.2  Amended and Restated Certificate of Incorporation...................................  Incorporated
                                                                                           by Reference

2.3  Bylaws..............................................................................  Incorporated
                                                                                           by Reference

2.4  Amended and Restated Bylaws.........................................................  Incorporated
                                                                                           by Reference

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